Exhibit 99.1
PART I

Item 1.    Business

Note: The information contained in this Item has been updated for the reclassifications of certain businesses between reportable segments. The resulting changes are as follows:

•	The introduction of our reportable segments under the caption "Financial Information About Operating Segments and Geographic Areas" has been updated to disclose the modified reporting structure.

•	The revenue data, segment descriptions and aggregation of solutions by segment under the caption "Revenues by Segment" have been recast to reflect the changes in organizational structure.

This Item has not been updated for any other changes since the filing of the 2015 Annual Report on Form 10-K (“2015 Annual Report”) with the U.S. Securities and Exchange Commission ("SEC") on February 26, 2016. For developments since the filing of the 2015 Annual Report, refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and other filings by the Company with the SEC.

Overview

FIS is a global leader in financial services technology which offers a broad range of solutions in retail and enterprise banking, payments, capital markets, asset and wealth management, risk and compliance, treasury and insurance, as well as providing financial consulting and outsourcing services. With a long history deeply rooted in the financial services sector, FIS serves more than 20,000 institutions in over 130 countries. Headquartered in Jacksonville, Florida, FIS employs approximately 55,000 people worldwide and holds leadership positions in payment processing, financial software, capital markets and banking solutions. Through our Capco brand, we deliver a wide range of information technology consulting, advisory and transformational services to financial institutions globally. Providing software, services and outsourcing of the technology that drives financial institutions, FIS is a Fortune 500 company and is a member of Standard & Poor’s 500® Index.

FIS is incorporated under the laws of the State of Georgia as Fidelity National Information Services, Inc. and our stock is traded on the New York Stock Exchange under the trading symbol "FIS".

We have grown organically as well as through acquisitions, which have contributed critical applications and services that complement or enhance our existing offerings, diversifying our revenues by customer, geography and service offering. These acquired offerings include integrated consulting services, integrated core banking and payment solutions, mobile banking solutions, item processing services, card issuer services, risk management solutions, electronic loan amendment applications and services, electronic funds transfer ("EFT") services, and prepaid/gift card processing for community banks, credit unions, and other financial institutions. We sell many of these solutions to domestic companies, as well as to global organizations and companies domiciled both within and outside of North America, where our solutions are able to be deployed across multiple regions. Our strategic acquisitions have enabled us to broaden our available solution sets, scale our operations, develop our global consulting expertise, expand and diversify our customer base and strengthen our competitive position.

On August 12, 2015, FIS and certain of its wholly owned subsidiaries entered into an Agreement and Plan of Merger (the "Merger Agreement") with SunGard and SunGard Capital Corp. II (collectively “SunGard”) pursuant to which, through a series of mergers, FIS acquired SunGard (collectively the "Acquisition" or the "SunGard acquisition"). FIS completed the Acquisition on November 30, 2015, and SunGard's results of operations and financial position are included in the Consolidated Financial Statements from and after the date of acquisition. The SunGard acquisition increases our existing portfolio of solutions to automate a wide range of complex business processes to financial services institutions and corporate and government treasury departments, adding trading, securities operations, administering investment portfolios, accounting for investment assets, and managing risk and compliance requirements. In addition, the Acquisition now enables us to provide software and technology services to domestic governments at all levels, nonprofits and utilities and to kindergarten through 12th grade ("K-12") educational institutions.

The combination of FIS and SunGard brings together complementary technology solutions and services to enable a much broader technology platform serving our existing and future clients. The combination also enables greater economies of scale, which we expect to translate into improving operating income margins as we integrate operations across the business.

Financial Information About Operating Segments and Geographic Areas

In 2015, FIS finalized a reorganization and began reporting its financial performance based on three segments: Integrated Financial Solutions (“IFS”), Global Financial Solutions (“GFS”) and Corporate and Other. We recast all previous periods to conform to the new segment presentation. Following our November 30, 2015 acquisition of SunGard, the SunGard business then acquired was included within the GFS segment as its economic characteristics, international business model, and various other factors largely aligned with those of our GFS segment. As we have further integrated the acquired SunGard businesses through March 31, 2016, we have reclassified certain SunGard businesses (corporate liquidity and wealth management) that are oriented more to the retail banking and payments activities of IFS into that segment. Certain other non-strategic businesses from both SunGard (public sector and education) and legacy FIS (commercial services and check authorization) have been reclassified to the Corporate and Other segment, as have SunGard administrative expenses. Prior periods have also have been reclassified to conform to the current segment presentation. For information about our revenues and assets by geographic area see Notes 2(n) and 18 of the Notes to Consolidated Financial Statements.
Competitive Strengths
We believe our competitive strengths include the following:

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Brand - FIS has built a global brand known for innovation and thought leadership in the financial services sector. Our Capco subsidiary extends the strong brand through integrated consulting and technology services in this sector, and the completion of the Acquisition will help us expand our brand through the relationships SunGard built across 14,000 customers in more than 100 countries.

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Global Distribution and Scale - Our worldwide presence, array of solution offerings, customer breadth, established infrastructure and employee depth enable us to leverage our client relationships and global scale to drive revenue growth and operating efficiency.   We are a global leader in the markets we serve, supported by a large, knowledgeable talent pool of employees around the world. The complementary solutions and global reach of SunGard further extends our global distribution and scale.

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Extensive Domain Expertise and Extended Portfolio Depth - FIS has a significant number and wide range of high-quality software applications and service offerings that have been developed over many years with substantial input from our customers. With a business model founded on software and addressing industry verticals that are largely complementary to ours, the Acquisition allows us to extend our breadth of applications and service offerings to financial institutions and other customers. Our broad portfolio of solutions includes a wide range of flexible service arrangements for the deployment and support of our software, from managed processing arrangements, either at the customer's site or at an FIS location, to traditional license and maintenance fee approaches. This broad solution set allows us to bundle tailored or integrated services to compete effectively. In addition, FIS is able to use the modular nature of our software applications and our ability to integrate many of our services with the services of others to provide customized solutions that respond to individualized customer needs. We understand the needs of our customers and have developed and acquired innovative solutions that can give them a competitive advantage and reduce their operating costs.

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Excellent Relationship with Customers - A significant percentage of FIS’ business with our customers relates to core processing applications and services provided under multi-year, recurring contracts. The nature of these relationships allows us to develop close partnerships with these customers, resulting in high client retention rates. As the breadth of FIS’ service offerings has expanded, we have found that our access to key customer personnel is increasing, presenting greater opportunities for cross-selling and providing integrated, total solutions to our customers. SunGard has served many of its customers for well over a decade. As a result, the Acquisition now significantly extends our access to key customer personnel and further strengthens the customer relationships with those institutions, as it adds relationships with an incremental and broad range of end users, including asset managers, CFOs and Treasurers, traders on the sell-side and buy-side, securities operations managers, fund administrators, risk and compliance officers, plan administrators, and registered investment advisors.

Strategy

Our mission is to deliver superior solutions and services to our clients, which will result in sustained revenue and earnings growth for our shareholders. Our strategy to achieve this goal has been and continues to be built on the following pillars:

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Expand Client Relationships - The overall market we serve continues to gravitate beyond single-product purchases to multi-solution partnerships. As the market dynamics shift, we expect our clients to rely more on our multidimensional service offerings. Our leveraged solutions and processing expertise can produce meaningful value and cost savings for our clients through more efficient operating processes, improved service quality and convenience for our clients' customers.  The complementary solution set acquired from SunGard is expected to help these expanding relationships.

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Build, Buy, or Partner to Add Solutions to Cross-Sell  - We continue to invest in growth through internal product development, as well as through acquisitions and equity investments that complement and extend our existing solutions and capabilities, providing us with additional solutions to cross-sell. The Acquisition adds a significant incremental solution set to our portfolio of offerings. We also partner from time to time with other entities to provide comprehensive offerings to our customers. By investing in solution innovation and integration, we continue to expand our value proposition to our clients.

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Support Our Clients Through Transformation - Changing market dynamics, particularly in the areas of information security, regulation and innovation, are transforming the way our clients operate, which is driving incremental demand for our leveraged solutions, consulting expertise, and services around our intellectual property. As customers evaluate technology, business process changes and vendor risks, our depth of services capabilities enables us to become involved earlier in their planning and design process and assist them as they manage through these changes.

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Continually Improve to Drive Margin Expansion  - We strive to optimize our performance through investments in infrastructure enhancements, our workforce and other measures that are designed to create organic revenue and margin expansion. With the Acquisition and the resulting extended economies of scale, we are pursuing further margin expansion as we integrate our operations globally.

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Build Global Diversification - We continue to deploy resources in global markets where we expect to achieve meaningful scale. The SunGard acquisition adds significant customers, resources and solutions globally.

Revenues by Segment

The table below summarizes our revenues by reporting segment (in millions):

	2015	2014	2013
IFS	$3,844.8	$3,679.6	$3,524.7
GFS	2,360.7	2,198.8	2,007.9
Corporate & Other	389.7	535.4	530.8
Total Consolidated Revenues	$6,595.2	$6,413.8	$6,063.4

Integrated Financial Solutions ("IFS")

The IFS segment is focused primarily on serving the North American regional and community bank and savings institutions market for transaction and account processing, payment solutions, channel solutions (including lending and wealth management solutions), digital channels, risk and compliance solutions, and services, capitalizing on the continuing trend to outsource these solutions. IFS also includes corporate liquidity and wealth management solutions acquired in the SunGard acquisition. Clients in this segment include regional and community banks, credit unions and commercial lenders, as well as government institutions, merchants and other commercial organizations. This market is primarily served through integrated solutions and characterized by multi-year processing contracts that generate highly recurring revenues. The predictable nature of cash flows generated from this segment provides opportunities for further investments in innovation, product integration, information and security, and compliance in a cost effective manner.

Our solutions in this segment include:

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Core Processing and Ancillary Applications.  Our core processing software applications are designed to run banking processes for our financial institution clients, including deposit and lending systems, customer management, and other central management systems, serving as the system of record for processed activity. Our diverse selection of market-focused core systems enables FIS to compete effectively in a wide range of markets. We also offer a number of services that are ancillary to the primary applications listed above, including branch automation, back office support systems and compliance support.

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Digital Solutions, Including Internet, Mobile and eBanking.  Our comprehensive suite of retail delivery applications enables financial institutions to integrate and streamline customer-facing operations and back-office processes, thereby improving customer interaction across all channels (e.g., branch offices, Internet, ATM, Mobile, call centers). FIS' focus on consumer access has driven significant market innovation in this area, with multi-channel and multi-host solutions and a strategy that provides tight integration of services and a seamless customer experience. FIS is a leader in mobile banking solutions and electronic banking enabling clients to manage banking and payments through the Internet, mobile devices, accounting software and telephone. Our corporate electronic banking solutions provide commercial treasury capabilities including cash management services and multi-bank collection and disbursement services that address the specialized needs of corporate clients. FIS systems provide full accounting and reconciliation for such transactions, serving also as the system of record.

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Fraud, Risk Management and Compliance Solutions.  Our decision solutions offer a spectrum of options that cover the account lifecycle from helping to identify qualified account applicants to managing existing customer accounts and fraud. Our applications include know-your-customer, new account decisioning and opening, account and transaction management, fraud management and collections. Our risk management services use our proprietary risk management models and data sources to assist in detecting fraud and assessing the risk of opening a new account or accepting a check at either the point-of-sale, a physical branch location, or through the Internet. Our systems use a combination of advanced authentication procedures, predictive analytics, artificial intelligence modeling and proprietary and shared databases to assess and detect fraud risk for deposit transactions for financial institutions. We also provide outsourced risk management and compliance solutions that are configurable to a client's regulatory and risk management requirements.

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Electronic Funds Transfer and Network Services.  Our electronic funds transfer and debit card processing businesses offer settlement and card management solutions for financial institution card issuers. We provide traditional ATM- and PIN-based debit network access through NYCE, and emerging real-time payment alternatives are available through our PayNet® network. NYCE connects millions of cards and point-of-sale locations nationwide, providing consumers with secure, real-time access to their money. Also through NYCE and PayNet®, clients such as financial institutions, retailers and independent ATM operators can capitalize on the efficiency, consumer convenience and security of electronic real-time payments, real-time account-to-account transfers, and strategic alliances such as surcharge-free ATM network arrangements.

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Card and Retail Solutions.  More than 5,900 financial institutions use a combination of our technology and/or services to issue VISA®, MasterCard® or American Express® branded credit and debit cards or other electronic payment cards for use by both consumer and business accounts. Card transactions continue to increase as a percentage of total point-of-sale payments, which fuels continuing demand for card-related services. We offer Europay, MasterCard and VISA ("EMV") integrated circuit cards, often referred to as smart cards or chip cards, as well as a variety of stored-value card types and loyalty/reward programs. Our integrated services range from card production and activation to processing to an extensive range of fraud management services and value-added loyalty programs designed to increase card usage and fee-based revenues for financial institutions and merchants. The majority of our programs are full service, including most of the operations and support necessary for an issuer to operate a credit card program. We do not make credit decisions for our card issuing clients. We are also a leading provider of prepaid card services, which include gift cards and reloadable cards, with end-to-end solutions for development, processing and administration of stored-value programs. Our closed loop gift card solutions and loyalty programs provide merchants compelling solutions to drive consumer loyalty. In addition, our merchant processing service provides a merchant or financial institution a comprehensive solution to manage its merchant card activities, including point-of-sale equipment, transaction authorization, draft capture, settlement, charge-back processing and reporting.

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Corporate Liquidity. Our corporate liquidity solutions help chief financial officers and treasurers manage working capital by increasing visibility to cash, reducing risk and improving communication and response time between a company’s buyers, suppliers, banks and other stakeholders. Our end-to-end collaborative financial management framework helps bring together receivables, treasury and payments for a single view of cash and risk, which helps our clients optimize business processes for enhanced liquidity management.

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Wealth Management. We provide wealth management solutions that help banks, trust companies, brokerage firms, insurance firms, benefit administrators and independent advisors acquire, service and grow their client relationships. We provide solutions for client acquisition, transaction management, trust accounting and recordkeeping that can be deployed as stand-alone products or as part of an integrated wealth management platform.

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Item Processing and Output Services.  Our item processing services furnish financial institutions with the technology needed to capture data from checks, transaction tickets and other items; image and sort items; process exceptions through keying; and perform balancing, archiving and the production of statements. Our item processing services are performed at one of our multiple item processing centers located throughout the U.S. or on-site at client locations. Our extensive solutions include distributed (i.e., non-centralized) data capture, mobile deposit capture, check and remittance processing, fraud detection, and document and report management. Clients encompass banks and corporations of all sizes, from de novo banks to the largest financial institutions and corporations. We offer a number of output services that are ancillary to the primary solutions we provide, including print and mail capabilities, document composition software and solutions, and card personalization fulfillment services. Our print and mail services offer complete computer output solutions for the creation, management and delivery of print and fulfillment needs. We provide our card personalization fulfillment services for branded credit cards and branded and non-branded debit and prepaid cards.

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Government Payments Solutions.  We provide comprehensive, customized electronic service applications for government agencies, including Internal Revenue Service (IRS) payment services, government food stamp and nutrition programs known as Supplemental Nutrition Assistance Program (“SNAP”) and Women, Infants and Children ("WIC"). We also facilitate the collection of state income taxes, real estate taxes, utility bills, vehicle registration fees, driver’s license renewal fees, parking tickets, traffic citations, tuition payments, court fees and fines, hunting and fishing license fees, as well as various business licenses.

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ePayment Solutions.  We provide reliable and scalable bill publishing and bill consolidation technology for our clients, generating and facilitating the payment of millions of monthly bills, servicing both billers and financial institution clients. Online bill payment functionality includes credit and debit card-based expedited payments, as well as our emerging person-to-person payment service, PeoplePay ™. Our end-to-end presentment and payment solution provides an all-in-one solution to meet billers’ needs for the distribution and collection of bills and other customer documents. FIS also provides Automated Clearing House ("ACH") processing.

Global Financial Solutions ("GFS")

The GFS segment is focused on serving the largest financial institutions around the globe with banking and payments solutions, as well as consulting and transformation services. The GFS segment has extended its reach through the SunGard acquisition, and now also delivers a broader array of capital markets and asset management and insurance solutions and services.

GFS clients include the largest global financial institutions, including those headquartered in the United States, as well as all international financial institutions we serve as clients in more than 130 countries around the world. These institutions face unique business and regulatory challenges and account for the majority of financial institution information technology spend globally. The purchasing patterns of GFS clients vary from those of IFS clients who typically purchase solutions on an outsourced basis. GFS clients purchase our solutions and services in various ways including licensing and managing technology “in-house”, using consulting and third party service providers as well as fully outsourced end-to-end solutions. We have long-established relationships with many of these financial institutions that generate significant recurring revenue. GFS clients now also include asset managers, buy- and sell-side securities and trading firms, insurers and private equity firms due to the addition of SunGard. This segment also includes the Company's consolidated Brazilian Venture (see Note 5 of the Notes to Consolidated Financial Statements). Our solutions in this segment include:

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Retail Banking and Payments Services. Our GFS operations leverage existing applications and provide services for the specific business needs of our customers in targeted global markets. Services are delivered from our operations centers around the world. Our payment solutions services include fully outsourced card-issuer services and customer support, payment processing and switching services, prepaid and debit card processing, item processing, software licensing and maintenance, outsourced ATM management and retail point-of-sale check warranty services. Our financial solutions services include fully outsourced core bank processing arrangements, application management, software licensing and maintenance and facilities management.

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Securities Processing and Finance. Our offerings help financial institutions to increase the efficiency, transparency and control of their back-office trading operations, post-trade processing and settlement, risk management, securities lending, syndicated lending, tax processing, and regulatory compliance. The breadth of our offerings also facilitates advanced business intelligence and market data distribution based on our extensive market data access.

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Asset Management. We offer solutions that help institutional investors, hedge funds, private equity firms, fund administrators and securities transfer agents improve both investment decision-making and operational efficiency, while managing risk and increasing transparency. Our solutions support every stage of the investment process, from research and portfolio management, to valuation, risk management, compliance, investment accounting, transfer agency and client reporting.

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Global Trading. Our trading solutions provide trade execution, data and network solutions to financial institutions, corporations and municipalities in North America, Europe and other global markets across a variety of asset classes. Our trade execution and network solutions help both buy- and sell-side firms improve execution quality, decrease overall execution costs and address today’s trade connectivity challenges.

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Insurance. Our insurance offerings provide solutions for a variety of insurance lines, including life and health, annuities and pensions, property and casualty, reinsurance and asset management. Our software and services help support front office and back office functions including actuarial risk calculations, policy administration and financial and investment accounting and reporting.

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Strategic Consulting Services. Capco provides complex, integrated consulting, technology and complex, large-scale IT transformation services to financial institutions. Capco consultants work with financial institutions to design and implement improvements in their information technology architecture, providing design, digital strategy consulting, program and change management and delivery services. Global financial institutions in particular can benefit from the combination of Capco's expertise with FIS' broad solution set as they transform in the evolving marketplace to restore customer confidence, reduce their cost structure and provide innovative solutions to their customers.

Corporate and Other Segment

The Corporate and Other segment consists of corporate overhead expense, certain leveraged functions and miscellaneous expenses that are not included in the operating segments, as well as certain non-strategic businesses. The overhead and leveraged costs relate to marketing, corporate finance and accounting, human resources, legal, and amortization of acquisition-related intangibles and other costs that are not considered when management evaluates revenue generating segment performance, such as acquisition integration and severance costs. The business solutions in this segment include:

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Public Sector and Education. Our solutions provide domain-specific, mission critical enterprise resource planning and administrative software to domestic state and local governments and K-12 educational institutions. Our public sector offerings are designed to meet the specialized needs of local and state governments, public safety and justice agencies, and K-12 educational institutions. These offerings include software and technology services supporting a range of specialized enterprise resource planning and administrative processes for functions such as accounting, human resources, emergency dispatch operations, the operation of courts and jails, and K-12 student information systems.

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Commercial Services.  Our commercial services include solutions, both onshore and offshore, designed to meet the technology challenges facing clients, large or small, including financial institutions and non-financial institutions. These solutions range in scope from consulting engagements to application development projects and from operations support for a single application to full management of information technology infrastructures. We also provide outsourcing teams to manage costs, improve operational efficiency and transform our clients' back office and customer service processes.

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Check Authorization. Our check authorization business provides check risk management and related services to businesses accepting or cashing checks. Our services assess the likelihood (and often provide a guarantee) that a check will clear. Our check authorization system uses artificial intelligence modeling and other state-of-the-art technology to deliver accuracy, convenience and simplicity to retailers.

Sales and Marketing

We see a trend in the buying behavior of financial services sector clients away from single products and toward integrated solutions that best suit a particular market of clients. We have experienced sales personnel with expertise in particular services and markets, as well as in the needs of particular types of customers. We believe that focusing our expertise in specific markets (e.g., global financial institutions, North American financial institutions) and tailoring integrated solution sets of particular value to participants in those markets enables us to leverage opportunities to cross-sell and up-sell. As a result of the SunGard acquisition, we continue to realign our sales teams to better match our solution expertise with the market opportunity and customer demand. We target the majority of our potential customers via direct and/or indirect field sales, as well as inbound and outbound lead generation and telesales efforts.

Our global marketing strategy is to develop and lead the execution of the IFS and GFS strategic marketing plans in support of their revenue and profitability goals and the FIS brand. Key components include thought leadership, integrated programs with consistent message development, internal and external communications, client conference content management, web content creation and management, trade shows, demand generation campaigns and collateral development and management.

Patents, Copyrights, Trademarks and Other Intellectual Property

The Company owns intellectual property, including trademarks, trade names, copyrights and patents, which we believe is important to our future success. Although we acquired the trademarks and trade names used by SunGard, we note that following the split-off of the Availability Services (“AS”) business by SunGard in 2014, AS has the right to use the Sungard Availability Services name, which does not include the right to use the SunGard name or its derivatives.

We rely on a combination of contractual restrictions, internal security practices, patents, copyrights and applicable law to establish and protect our software, technology and expertise worldwide. We rely on trademark law to protect our rights in our brands. We intend to continue taking appropriate measures to protect our intellectual property rights, including by legal action when necessary and appropriate. In general, we own the proprietary rights necessary for the conduct of our business, although we do license certain items from third parties under arms-length agreements for varying terms, including some "open source" licenses.

Competition

The markets for our solutions and services are intensely competitive. Depending on the business line, in both our IFS and GFS segments, our primary competitors include internal technology departments within financial institutions and retailers, data processing or software development departments of large companies or large computer manufacturers and companies that deliver software and integrated services to the financial services industry, third-party payment processors, securities exchanges, asset managers, card associations, clearing networks or associations, trust companies, independent computer services firms, companies that develop and deploy software applications, companies that provide customized development, implementation and support services, strategic consulting and technology consulting firms, and business process outsourcing companies. Many of these companies compete with us across multiple solutions, markets and geographies. Some of these competitors possess greater financial, sales and marketing resources than we do. Competitive factors impacting the success of our services across our segments include the quality of the technology-based application or service, application features and functions, ease of delivery and integration, the ability of the provider to maintain, enhance and support the applications or services, price and overall relationship management. We believe we compete favorably in each of these categories. In addition, we believe our financial services industry expertise, combined with our ability to offer multiple applications, services and integrated solutions to individual clients, enhances our competitiveness against companies with more limited offerings.

Research and Development

Our research and development activities have related primarily to the design and development of processing systems and related software applications and risk management platforms. We expect to continue our practice of investing an appropriate level of resources to maintain, enhance and extend the functionality of our proprietary systems and existing software applications, to develop new and innovative software applications and systems to address emerging technology trends in response to the needs of our clients and to enhance the capabilities surrounding our outsourcing infrastructure. In addition, we intend to offer services compatible with new and emerging delivery channels.

As part of our research and development process, we evaluate current and emerging technology for compatibility with our existing and future software platforms. To this end, we engage with various hardware and software vendors in evaluation of various infrastructure components. Where appropriate, we use third-party technology components in the development of our software applications and service offerings. In the case of nearly all of our third-party software, enterprise license agreements exist for the third-party component and either alternative suppliers exist or transfer rights exist to ensure the continuity of supply. As a result, we are not materially dependent upon any third-party technology components. Third-party software may be used for highly specialized business functions, which we may not be able to develop internally within time and budget constraints. Additionally, third-party software may be used for commodity-type functions within a technology platform environment. We work with our clients to determine the appropriate timing and approach to introducing technology or infrastructure changes to our applications and services. In each of the years ended December 31, 2015, 2014 and 2013, approximately 2% to 3% of revenues were invested in research and development efforts. SunGard historically invested a higher percentage of its revenues in research and development, and that trend is expected to continue, which will result in a higher overall consolidated ratio as well.

Government Regulation

Our services are subject to a broad range of complex federal, state, and foreign regulation and requirements, as well as requirements under the rules of self-regulatory organizations, including federal truth-in-lending and truth-in-savings rules, Regulation AA (Unfair or Deceptive Acts or Practices), privacy laws, usury laws, laws governing state trust charters, the Equal Credit Opportunity Act, the Electronic Funds Transfer Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Bank Secrecy Act, the USA Patriot Act, the Internal Revenue Code, the Employee Retirement Income Security Act, the Health Insurance Portability and Accountability Act, the Community Reinvestment Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the Investment Advisors Act of 1940 (the "1940 Act"), the U.S. Foreign Corrupt Practices Act, and the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”), the Securities and Exchange Commission (“SEC”) and the Financial Conduct Authority in the U.K. (“FCA”). The compliance of our services and applications with these and other applicable laws and regulations depends on a variety of factors, including the manner in which our clients use them. In some cases, we are directly subject to regulatory oversight and examination. In other cases, our clients are contractually responsible for determining what is required of them under applicable laws and regulations so that we can assist them in their compliance efforts. In either case, the failure of our services to comply with applicable laws and regulations may result in restrictions on our ability to provide them and/or the imposition of civil fines and/or criminal penalties. The principal areas of regulation impacting our business are:

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Oversight by Banking Regulators. As a provider of electronic data processing and back-office services to financial institutions, FIS is subject to regulatory oversight and examination by the Federal Financial Institutions Examination Council ("FFIEC"), an interagency body of the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the National Credit Union Administration and various state regulatory authorities as part of the Multi-Region Data Processing Servicer Program ("MDPS"). The MDPS program includes technology suppliers who provide mission critical applications for a large number of financial institutions that are regulated by multiple regulatory agencies. Periodic information technology examination assessments are performed using FFIEC Interagency guidelines to identify potential risks that could adversely affect serviced financial institutions, determine compliance with applicable laws and regulations that affect the services provided to financial institutions and ensure the services we provide to financial institutions do not create systemic risk to the banking system or impact the safe and sound operation of the financial institutions we process. In addition, independent auditors annually review several of our operations to provide reports on internal controls for our clients’ auditors and regulators. We are also subject to review under state and foreign laws and rules that regulate many of the same activities that are described above, including electronic data processing and back-office services for financial institutions and the use of consumer information.

Our U.S.-based wealth management business holds charters in the states of Georgia and Delaware, which makes us subject to regulatory compliance requirements of the Georgia Department of Banking and Finance and the Office of the Commissioner of Banking in the State of Delaware.

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Oversight by Securities Regulators. Our subsidiary that conducts our broker-dealer business in the U.S. is registered as a broker-dealer with the SEC, is a member of FINRA, and is registered as a broker-dealer in numerous states. Our broker-dealer is subject to regulation and oversight by the SEC. In addition, FINRA, a self-regulatory organization that is subject to oversight by the SEC, adopts and enforces rules governing the conduct, and examines the activities, of its member firms, including our broker-dealer. State securities regulators also have regulatory or oversight authority over our broker-dealer. Broker-dealers are subject to regulations that cover all aspects of the securities business, including sales methods, trade practices among broker-dealers, public and private securities offerings, use and safekeeping of customers’ funds and securities, capital structure, record keeping, the financing of customers’ purchases and the conduct and qualifications of directors, officers and employees. In particular, as a registered broker-dealer and member of a self-regulatory organization, we are subject to the SEC’s uniform net capital rule, Rule 15c3-1. Rule 15c3-1 specifies the minimum level of net capital a broker-dealer must maintain and also requires that a significant part of a broker-dealer’s assets be kept in relatively liquid form. The SEC and various self-regulatory organizations impose rules that require notification when net capital falls below certain predefined criteria, limit the ratio of subordinated debt to equity in the regulatory capital composition of a broker-dealer and constrain the ability of a broker-dealer to expand its business under certain circumstances. Additionally, the SEC’s uniform net capital rule imposes certain requirements that may have the effect of prohibiting a broker-dealer from distributing or withdrawing capital and requiring prior notice to the SEC for certain withdrawals of capital.

Our subsidiaries also include an SEC-registered investment adviser and SEC-registered transfer agent. Our registered investment adviser is subject to the fiduciary and other obligations imposed on investment advisors under the 1940 Act, and the rules and regulations promulgated thereunder, as well as various state securities laws. Our registered transfer agent is subject to the 1934 Act and the rules and regulations promulgated thereunder. These laws and regulations generally grant the SEC and other supervisory bodies broad administrative powers to address non-compliance with regulatory requirements. Sanctions that may be imposed for non-compliance with these requirements include the suspension of individual employees, limitations on engaging in certain activities for specified periods of time or for specified types of clients, the revocation of registrations, other censures and significant fines.

Subsidiaries engaged in activities outside the U.S. are regulated by various government agencies in the particular jurisdiction where they are chartered, incorporated and/or conduct their business activity. For example, pursuant to the U.K. Financial Services and Markets Act 2000 ("FSMA"), certain of our subsidiaries are subject to regulations promulgated and administered by the FCA. The FSMA and rules promulgated thereunder govern all aspects of the U.K. investment business, including sales, research and trading practices, provision of investment advice, use and safekeeping of client funds and securities, regulatory capital, record keeping, margin practices and procedures, approval standards for individuals, anti-money laundering, periodic reporting and settlement procedures.

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Privacy.  Our financial institution clients are required to comply with privacy regulations imposed under the Gramm-Leach-Bliley Act. These regulations place restrictions on the use of non-public personal information. All financial institutions must disclose detailed privacy policies to their customers and offer them the opportunity to direct the financial institution not to share information with third parties. The regulations, however, permit financial institutions to share information with non-affiliated parties who perform services for the financial institutions. As a provider of services to financial institutions, we are required to comply with the privacy regulations and are bound by the same limitations on disclosure of the information received from our clients as apply to the financial institutions themselves. Our businesses operating outside of the U.S. are subject to other legal requirements concerning the use and protection of certain customer information, including the E.U. Data Protection Directive and various laws in Asia, including the Japanese Personal Information (Protection) Law, the Hong Kong Personal Data (Protection) Ordinance and the Australian Privacy Act. FIS has adopted measures designed to comply with these and related applicable requirements in all relevant jurisdictions.

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Money Transfer.  Elements of our cash access and money transmission businesses are registered as a Money Services Business and are subject to the USA Patriot Act and reporting requirements of the Bank Secrecy Act and U.S. Treasury Regulations. These businesses may also be subject to certain state, local and tribal licensing requirements. The Financial Crimes Enforcement Network, state attorneys general, and other agencies have enforcement responsibility over laws relating to money laundering, currency transmission, and licensing. In addition, most states have enacted statutes that require entities engaged in money transmission and the sale of stored value cards to register as a money transmitter with that jurisdiction's banking department. Outside the U.S., applicable laws, rules and regulations similarly require designated types of financial institutions to implement anti-money laundering programs. We have implemented policies, procedures and internal controls that are designed to comply with all applicable anti-money laundering laws and regulations. FIS has also implemented policies, procedures, and internal controls that are designed to comply with the regulations and economic sanctions programs administered by the U.S. Treasury’s Office of Foreign Assets Control (“OFAC”), which enforces economic and trade sanctions against targeted foreign countries, entities and individuals based on external threats to the U.S. foreign policy, national security, or economy; by other governments; or by global or regional multilateral organizations, such as the United Nations Security Council and the European Union as applicable.

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Consumer Reporting and Protection.  Our retail check authorization services (Certegy Check Services) and account opening services, including credit scoring analysis (ChexSystems) maintain databases of consumer information and, as a consequence, are subject to the Federal Fair Credit Reporting Act and similar state laws. Among other things, the Federal Fair Credit Reporting Act imposes requirements on us concerning data accuracy, and provides that consumers have the right to know the contents of their files, to dispute their accuracy, and to require verification or removal of disputed information. The Federal Trade Commission, as well as state attorneys general and other agencies, have enforcement responsibility over the collection laws, as well as the various credit reporting laws. In furtherance of our objectives of data accuracy, fair treatment of consumers, protection of consumers’ personal information, and compliance with these laws, we strive to, and have made considerable investment to, maintain a high level of security for our computer systems in which consumer data resides, and we maintain consumer relations call centers to facilitate efficient handling of consumer requests for information and handling disputes. We also are focused on ensuring our operating environments safeguard and protect consumer's personal information in compliance with these laws.

The Dodd-Frank Act was enacted and signed into law on July 21, 2010. Among other provisions, this legislation created the Consumer Financial Protection Bureau (the "CFPB"), whose sole focus is to develop, implement and, with respect to financial institutions with more than $10 billion in assets, enforce consumer protection rules promulgated by the CFPB, including enhanced oversight of non-financial institutions providing financial services. For financial institutions with less than $10 billion in assets, enforcement of the rules will be carried out by such institution's primary federal regulator. Certain of our businesses that affect end consumers are subject to examination by these regulators from time to time.

Our consumer reporting and facing businesses are subject to CFPB bulletin 2013-7 (an update to the former Regulation A- Unfair Deceptive Acts or Practices), which states the definition of Unfair, Deceptive or Abusive Acts or Practices (UDAAP). This specific bulletin states that UDAAPs can cause significant financial injury to consumers, erode consumer confidence, and undermine fair competition in the financial marketplace. Original creditors and other covered persons and service providers under the Dodd-Frank Act involved in collecting debt related to any consumer financial product or service are subject to the prohibition against UDAAPs in the Dodd-Frank Act.

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Debt Collection.  Our collection services supporting our check, card and payment environments are subject to the Federal Fair Debt Collection Practices Act and various state collection laws and licensing requirements. The Federal Trade Commission, as well as state attorneys general and other agencies, have enforcement responsibility over the collection laws, as well as the various credit reporting laws.

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Anti-Corruption. FIS is subject to applicable anti-corruption laws, such as the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act, in the jurisdictions in which it operates. Anti-corruption laws generally prohibit offering, promising, giving, or authorizing others to give anything of value, either directly or indirectly, to a government official or private party in order to influence official action or otherwise gain an unfair business advantage, such as to obtain or retain business. FIS has implemented policies, procedures, and internal controls that are designed to comply with such laws, rules and regulations.

The foregoing list of laws and regulations to which our Company is subject is not exhaustive, and the regulatory framework governing our operations changes continuously. Enactment of new laws and regulations may increasingly affect the operations of our business, directly and indirectly, which could result in substantial regulatory compliance costs, litigation expense, adverse publicity, and/or loss of revenue.

Information Security

Globally, attacks on information technology systems continue to grow in frequency, complexity and sophistication. Such attacks have become a point of focus for individuals, businesses and governmental entities. The objectives of these attacks include, among other things, gaining unauthorized access to systems to facilitate financial fraud, disrupt operations, cause denial of service events, corrupt data, and steal non-public, sensitive information. These circumstances present both a threat and an opportunity for FIS. As part of our business, we electronically receive, process, store and transmit a wide range of confidential information, including sensitive customer information and personal consumer data. We also operate payment, cash access and prepaid card systems.

FIS remains focused on making strategic investments in information security to protect our clients and our information systems. This includes both capital expenditures and operating expenses on hardware, software, personnel and consulting services. We also participate in industry and governmental initiatives to improve information security for our clients. Through the expertise we have gained with this ongoing focus and involvement, we have developed fraud, security, risk management and compliance solutions to target this growth opportunity in the financial services industry.

For more information on Information Security, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations."

Employees

As of December 31, 2015, we had approximately 55,000 employees, including approximately 34,000 employees principally employed outside of the U.S. None of our U.S. workforce currently is unionized. Approximately 12,000 of our employees, primarily in Brazil, Germany, Tunisia and France are represented by labor unions or works councils. We consider our relations with our employees to be good.

Available Information

Our Internet website address is www.fisglobal.com. We make our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and any amendments to those reports, available, free of charge, on that website as soon as reasonably practicable after we file or furnish them to the Securities and Exchange Commission. Our Corporate Governance Policy and Code of Business Conduct and Ethics are also available on our website and are available in print, free of charge, to any shareholder who mails a request to the Corporate Secretary, Fidelity National Information Services, Inc., 601 Riverside Avenue, Jacksonville, FL 32204 USA. Other corporate governance-related documents can be found at our website as well. However, the information found on our website is not a part of this or any other report.